                                                                 ENROLLMENT FORM
UNIVISION SAVINGS TAX ADVANTAGE RETIREMENT PLAN               PLAN NUMBER: 41520
SOCIAL SECURITY NUMBER: ______--____--________
--------------------------------------------------------------------------------
PARTICIPANT INFORMATION
--------------------------------------------------------------------------------
     I want to: (SELECT ONE)  / / Enroll          / / Re-Enroll
                              / / Waive my right to make contributions at this
                                  time

     Participant Name:
                              --------------------------------------------------
                              Last           First                    Initial

                    Hire Date:                             Birth Date:
                               ------------------------               ----------

     Participant Address:
                              --------------------------------------------------
                              Street

                              --------------------------------------------------
                              City           State                    Zip

--------------------------------------------------------------------------------
PRETAX CONTRIBUTION INFORMATION
--------------------------------------------------------------------------------

     I choose to contribute the following whole percentage of my eligible
     compensation on a PRETAX basis: /    /%
     (THE PERCENTAGE INDICATED CANNOT EXCEED 15%. TOTAL PRETAX CONTRIBUTIONS CANNOT EXCEED $9,500 FOR THE 1997 CALENDAR YEAR. THIS LIMIT MAY BE ADJUSTED IN FUTURE YEARS FOR CHANGES IN THE COST OF LIVING. ELIGIBLE COMPENSATION AS DEFINED UNDER THE PLAN FOR THE PLAN YEAR IS LIMITED TO $160,000, AS ADJUSTED, IN ACCORDANCE WITH IRS RULES.)
--------------------------------------------------------------------------------
INVESTMENT ELECTIONS
--------------------------------------------------------------------------------
     I choose to invest my account as follows:
     (INDICATE A WHOLE PERCENTAGE FOR EACH FUND. THE TOTAL OF ALL FUNDS MUST EQUAL 100%.)


     Fund Option 1:      Fidelity Retirement Money Market Portfolio  (0630)                         %
                                                                                               ------
     Fund Option 2:      Fidelity Intermediate Bond Fund  (0032)                                    %
                                                                                               ------
     Fund Option 3:      Fidelity Balanced Fund  (0304)                                             %
                                                                                               ------
     Fund Option 4:      Fidelity Fund  (0003)                                                      %
                                                                                               ------
     Fund Option 5:      Fidelity Equity Income Fund  (0023)                                        %
                                                                                               ------
     Fund Option 6:      Fidelity Disciplined Equity Fund  (0315)                                   %
                                                                                               ------
     Fund Option 7:      Fidelity Magellan Fund  (0021)                                             %
                                                                                               ------
     Fund Option 8:      Fidelity Blue Chip Growth Fund  (0312)                                     %
                                                                                               ------
     Fund Option 9:      Fidelity Real Estate Investment (0303) effective 8/15/97                   %
                                                                                               ------
     Fund Option 10:     Fidelity OTC Portfolio (0093) effective 8/15/97                            %
                                                                                               ------
     Fund Option 11:     Fidelity Low-Priced Stock Fund (0316) effective 8/15/97                    %
                                                                                               ------
     Fund Option 12:     Fidelity Diversified International Fund (0325) effective 8/15/97           %
                                                                                               ------
     Fund Option 13:     Janus Twenty Fund (OFJ7) effective 8/15/97                                 %
                                                                                               ------
     Fund Option 14:     PIMCO Capitol Appreciation (OFP2) effective 8/15/97                        %
                                                                                               ------
     Fund Option 15:     Neuberger & Berman Partners (OFN5) effective 8/15/97                       %
                                                                                               ------
     Fund Option 16:     MAS Value Fund (OFM6) effective 8/15/97                                    %
                                                                                               ------
     Fund Option 17:     Univision Unitized Stock Fund (TCVY)                                       %
                                                                                               ------

                                                                                               TOTAL   100%



Note:     Your investment elections will not apply to plan assets received from a prior custodian/trustee until after all participant account information has been received and reconciled by Fidelity. The Fidelity Fund Number assigned to each fund is identified in parentheses.
--------------------------------------------------------------------------------
SIGNATURES
--------------------------------------------------------------------------------
I hereby certify that the above participant information is true, accurate and complete, and authorize my Employer to reduce my eligible compensation by the percentage(s) indicated above and to make a contribution to the 401(k) plan on my behalf. I have received and read the Fidelity mutual fund prospectus for each fund in which I am investing and agree to its terms.
PARTICIPANT                                                 DATE
                    -----------------------------------            -------------
As Plan Administrator I hereby acknowledge receipt of this form.
PLAN ADMINISTRATOR                                          DATE
                    -----------------------------------            -------------
--------------------------------------------------------------------------------
FOR PLAN ADMINISTRATOR
USE ONLY:                PARTICIPATION DATE:                VESTING DATE:
                                            -----------                  -------

                         YEARS OF SERVICE:
                                          -------------
                         EMPLOYEE NO.:                      DIVISION:
                                      -----------------              -----------
--------------------------------------------------------------------------------